                                                                  EXHIBIT 10.4


                           SECOND AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

         This SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of this 8th day of March, 2002 (the "EFFECTIVE DATE"), by and among America Online Latin America, Inc., a Delaware corporation having its principal place of business at 6600 N. Andrews Avenue, Suite 500, Fort Lauderdale, Florida 33309 (the "COMPANY"), America Online, Inc., a Delaware corporation having its principal place of business at 22000 AOL Way, Dulles, Virginia 20166 ("AOL"), AOL Time Warner Inc., a Delaware corporation having its principal place of business at 75 Rockefeller Plaza, New York, NY 10019 ("AOLTW"), Aspen Investments LLC, a Delaware limited liability company having its principal place of business at 550 Biltmore Way, Suite 900, Coral Gables, Florida 33134 ("ASPEN"), Atlantis Investments LLC, a Delaware limited liability company having its principal place of business at 550 Biltmore Way, Suite 900, Coral Gables, Florida 33134 ("ATLANTIS", and together with Aspen, "ODC") and each of the AOLTW Subsidiaries (as defined below) of AOLTW listed on the attached SCHEDULE OF AOLTW SUBSIDIARIES who becomes party to this Agreement from time to time (each an "AOLTW SUBSIDIARY" and collectively, the "AOLTW SUBSIDIARIES").

         WHEREAS, the Company, AOL and Riverview Media Corp., a British Virgin Islands corporation ("RIVERVIEW"), entered into a Registration Rights Agreement, dated as of August 7, 2000 (the "ORIGINAL AGREEMENT");

         WHEREAS, on August 11, 2000 the Company issued in its initial public offering 4,000,000 shares of Class A Common Stock (as hereinafter defined) to each of AOL and Riverview (the "IPO CLASS A COMMON STOCK");

         WHEREAS, pursuant to the AOL-LA Share Transfer and Assignment Agreement, dated as of December 28, 2000, by and between Riverview, Aspen and Atlantis (the "ASSIGNMENT AGREEMENT"), Riverview assigned to each of Aspen and Atlantis all of its right, title and interest in and to 48,649,203 shares of Series C Preferred Stock (as hereinafter defined), and 2,000,000 shares of IPO Class A Common Stock;

         WHEREAS, pursuant to the Assignment Agreement Riverview assigned to Aspen and Atlantis all of its rights and obligations under the Original Agreement, which rights included certain registration rights with respect to the Class A Common Stock issuable upon conversion of the Series C Preferred Stock;

         WHEREAS, on March 30, 2001, the Company, AOL, Aspen and Atlantis entered into an Amended and Restated Registration Rights Agreement dated as of March 30, 2001 ("the First Amended and Restated Registration Rights Agreement, which agreement amended and restated the Original Agreement in its entirety;

         WHEREAS, the Company and AOLTW are party to a certain Note Purchase Agreement (as amended, supplemented or otherwise modified from time to time, the

"NOTE PURCHASE AGREEMENT") dated as of March 8, 2002 pursuant to which the Company has agreed to issue and sell to AOLTW (or its permitted assigns) and AOLTW (or its permitted assigns) has agreed to purchase from the Company an aggregate principal amount of up to $160 million of the Company's 11% Senior Convertible Notes due 2007;

         WHEREAS, AOLTW desires any shares of Common Stock issued or issuable, directly or indirectly, upon conversion of, or as interest on, the Notes, be subject to the registration rights set forth in the First Amended and Restated Registration Rights Agreement;

         WHEREAS, pursuant to Section 7.1 of the Note Purchase Agreement, AOLTW may assign its right to purchase Notes thereunder to any Person who is not a Competitor (as defined therein) and, after the purchase of any such Notes, pursuant to Section 4.2 of the Notes, AOLTW (or in the event of an assignment by AOLTW, such assignee) may assign any such Notes to any Person who is not a Competitor (as defined therein);

         WHEREAS, if AOLTW makes any such assignment to any AOLTW Subsidiary, in connection with such assignment and pursuant to Section 5.1(d) of the Note Purchase Agreement, the Company has agreed to provide such assignee certain registration rights as described herein;

         WHEREAS, the parties hereto have agreed to permit the Company to grant such registration rights;

         WHEREAS, the parties hereto desire to amend and restate the First Amended and Restated Registration Rights Agreement as described herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained, the parties hereto hereby agree as follows:

         Section 1. DEFINITIONS

         Section 1.1 Capitalized terms used herein without definition have the meanings assigned to such terms in the Stockholders' Agreement (as defined herein). As used in this Agreement, the following terms shall have the following meanings:

         "ADVICE" shall have the meaning given in Section 6(c).

         "AGREEMENT" shall have the meaning given in the Preamble.

         "AOL" shall have the meaning given in the Preamble.

         "AOLTW" shall have the meaning given in the Preamble.

         "AOLTW SUBSIDIARY" means any Subsidiary of AOLTW.

         "ASPEN" shall have the meaning given in the Preamble.



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

         "ASSIGNMENT AGREEMENT" shall have the meaning given in the third Whereas Clause.

         "ATLANTIS" shall have the meaning given in the Preamble.

         "BUSINESS DAY" shall mean any day, other than a Saturday or Sunday, on which federally chartered banks in the United States are open for business.

         "CLASS A COMMON STOCK" means the Class A Common Stock, par value $.01 per share, of the Company.

         "CLASS B COMMON STOCK" means the Class B Common Stock, par value $.01 per share, of the Company.

         "CLASS C COMMON STOCK" means the Class C Common Stock, par value $.01 per share, of the Company.

         "COMMISSION" means the Securities and Exchange Commission, or any successor agency performing the functions currently performed by the Securities and Exchange Commission.

         "COMMON STOCK" shall mean the shares of the Company's common stock, including the shares of Class A Common Stock, Class B Common Stock and Class C Common Stock, collectively.

         "COMPANY" shall have the meaning given in the Preamble.

         "DEMAND FILING DATE" shall have the meaning given in Section 3.2.

         "DEMAND HOLDER" shall have the meaning given in Section 3.1.

         "DEMAND REGISTRATION" shall have the meaning given in Section 3.1.

         "DEMAND REQUEST" shall have the meaning given in Section 3.1.

         "EFFECTIVE DATE" shall have the meaning given in the Preamble.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, as amended.

         "GOVERNMENTAL AUTHORITY" shall mean any domestic or foreign national, state or municipal or other local government or multi-national body, any subdivision, agency, commission or authority thereof, or any quasi-governmental or private body exercising any regulatory authority thereunder and any corporation, partnership or other entity directly or indirectly owned by or subject to the control of any of the foregoing.

         "HOLDER" means, as of any date: (A)(i) AOLTW, AOL, ODC (and shall include Aspen and Atlantis, individually) and, for so long as such Person is a AOLTW Subsidiary, any AOLTW Subsidiary, and (ii) each other Person to whom any of them shall have assigned any rights hereunder in accordance with the provisions of Section 10.6 and (B) who owns Registrable Securities, or securities convertible into or exchangeable or exercisable for Registrable Securities, as of such date.

         "INITIATING DEMAND HOLDER" shall have the meaning given in Section 3.1.

         "INDEMNIFIED PERSON" shall have the meaning given in Section 8.3.

         "INDEMNIFYING PARTY" shall have the meaning given in Section 8.3.

         "ITAU REGISTRATION RIGHTS AGREEMENT" shall mean that certain Amended and Restated Registration Rights and Stockholders' Agreement entered into as of March 30, 2001 by and among the Company, Banco Itau, S.A., a Brazilian Sociedade Anonima, Banco Banerj, S.A., a Brazilian Sociedade Anonima, Banco Itau, S.A.--Cayman Branch, a Brazilian Sociedade Anonima, and Itau Bank Limited, a Cayman limited liability company, AOL, Aspen and Atlantis.

         "ITAU STOCKHOLDERS" shall mean the Persons included in the definition of "Stockholders" set forth in the Itau Registration Rights Agreement.

         "LOSSES" shall have the meaning given in Section 8.1.

         "OTHER DEMAND HOLDER" shall have the meaning given to it in Section
3.2.

         "NOTES" shall mean any of the 11% Senior Convertible Notes of the Company issued under the Note Purchase Agreement and any of the 11% Senior Convertible Notes of the Company issued thereunder in respect of the payment of interest on such Notes.

         "ODC" shall have the meaning given in the Preamble.

         "ORIGINAL AGREEMENT" shall have the meaning given in the first Whereas Clause.

         "PERSON" shall mean an individual, sole proprietorship, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization, mutual company, joint stock company, estate, union, employee organization, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, or a Governmental Authority.

         "PREFERRED STOCK" means any of the Company's preferred stock, including
(i) preferred stock designated by the Company from time to time under its certificate of incorporation and (ii) the Series B Preferred Stock, Series C Preferred Stock and Series F Redeemable Preferred Stock.



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

         "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "PROSPECTUS" means any prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by any Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

         "REGISTER," "REGISTERED" and "REGISTRATION," whether or not capitalized, mean and refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such Registration Statement.

         "REGISTRABLE SECURITIES" means any shares of Class A Common Stock held or acquired from time to time by, or issuable at any time to, any Holder, including upon (a) conversion of shares of Class B Common Stock or Class C Common Stock issuable upon exercise of the Warrant or conversion of the Series B Preferred Stock, Series C Preferred Stock or Series F Preferred Stock; (b) exercise of the Warrant; (c) conversion of any Notes or (d) payment of dividends or interest in the form of capital stock; PROVIDED, HOWEVER, if AOLTW or an AOLTW Subsidiary assigns any of its rights to purchase Notes under the Note Purchase Agreement pursuant to Section 7.1 thereof or transfers any of the Notes held by it pursuant to the terms of such Notes, in each case, to any Person that is not a Subsidiary of AOLTW, any shares of Class A Common Stock issued or issuable to such Person upon conversion of the Notes held by such Person shall not be deemed "Registrable Securities" for purposes of this Agreement; and PROVIDED, FURTHER, that the shares of Class A Common Stock that are Registrable Securities shall cease to be Registrable Securities (x) upon the consummation of any sale of such shares pursuant to (i) an effective Registration Statement under the Securities Act or (ii) Rule 144, (y) at such time as such shares of Class A Common Stock (which are issued or which may become issued upon conversion, exchange or exercise of any other security) become eligible for sale under Rule 144(k) under the Securities Act and (z) with respect to any Holder, on the first date when all of the Registrable Securities then held by such Holder are eligible for sale during a single three month period under Rule 144.

         "REGISTRATION EXPENSES" shall have the meaning given in Section 7.

         "REGISTRATION STATEMENT" means any Registration Statement including the Prospectus, amendments and supplements to such Registration Statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such Registration Statement to be filed pursuant to the terms of this Agreement.



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

         "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "RULE 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "RULE 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, as amended.

         "SERIES B PREFERRED STOCK" means the Series B Redeemable Convertible Preferred Stock, par value $.01 per share, of the Company.

         "SERIES C PREFERRED STOCK" means the Series C Redeemable Convertible Preferred Stock, par value $.01 per share, of the Company.

         "SERIES F PREFERRED STOCK" means the Series F Redeemable Convertible Preferred Stock, par value $.01 per share, of the Company.

         "STOCKHOLDERS' AGREEMENT" means the Second Amended and Restated Stockholders' Agreement, dated as of March 8, 2002, by and among the Company, AOLTW, AOL and ODC, as the same may be amended, supplemented or restated from time to time.

         "SUBSIDIARY" shall have the meaning assigned to such term in the Note Purchase Agreement.

         "UNDERWRITTEN OFFERING" means a registration in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective Registration Statement.

         "WARRANT" shall mean the warrant issued by the Company to AOL on August 7, 2000 to purchase 16,541,250 shares of Series B Preferred Stock and/or Class B Common Stock and/or Class A Common Stock (as such number may be increased or decreased in accordance with the terms of such Warrant).

         Section 2. "PIGGY-BACK" REGISTRATIONS

         Section 2.1 If at any time the Company shall determine to register for its own account or the account of others under the Securities Act (including (i) in connection with a public offering by the Company or (ii) a demand for registration made by any stockholder of the Company excluding a Demand Request



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

made pursuant to Section 3) any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to shares of Common Stock to be issued solely in connection with any acquisition of an entity or business or shares of Common Stock issuable in connection with stock option or other employee benefit plans) it shall promptly give reasonable written notice to each Holder of such determination and if, within 30 days after receipt of such notice, any such Holder shall so request in writing (which request shall specify the number of Registrable Securities proposed to be sold by such Holder), the Company shall use its best efforts to include in such Registration Statement all such Registrable Securities, the Holders of which have so requested the registration thereof, to be registered under the Securities Act. If such registration is a demand registration initiated by the Company on behalf of any Itau Stockholders pursuant to the Itau Registration Rights Agreement, each Holder who requests inclusion of any of such Holder's Registrable Securities in such demand registration shall, to the extent required to by Section 3.6 of the Itau Registration Rights Agreement, accept such applicable provisions of the Itau Registration Rights Agreement (including Section 6 thereto) as the Itau Stockholders may reasonably request.

         Section 2.2 If, in connection with any Underwritten Offering pursuant to Section 2.1 or Section 3 hereof, a managing underwriter shall impose a limitation on the number of shares of Common Stock that may be included in such Underwritten Offering because, in such underwriter's judgment, such limitation is necessary to effect an orderly public distribution, the number of shares to be included in the Underwritten Offering shall be allocated as set forth in
Section 2.3.

         Section 2.3 For purposes of this Section 2 and Section 3, in any circumstance in which all of the Registrable Securities and other shares of Common Stock or other securities of the Company (including shares of Common Stock issued or issuable upon conversion of any outstanding securities of the Company) with registration rights (the "OTHER SHARES") requested on behalf of the Holders or other selling stockholders to be included in a registration, cannot be so included as a result of limitations on the aggregate number of Registrable Securities and Other Shares that may be so included, the number of Registrable Securities and Other Shares that may be so included, if any, shall be determined as follows: (i) if such registration statement is a registration initiated by the Company for its own account, the number of Registrable Securities and Other Shares that may be included, shall be allocated (a) first, to the Company for securities being sold for its own account, (b) second, to any Itau Stockholders and any Holders who timely exercised their piggy-back registration rights under the Itau Registration Rights Agreement and hereunder, respectively, PRO RATA based upon their percentage ownership of the aggregate number of shares requested by such Itau Stockholders and Holders to be included in such registration, and (c) thereafter, to all other holders of equity securities of the Company entitled to piggy-back rights who timely exercised such rights, PRO RATA based upon their percentage ownership of the aggregate number of shares requested by such other holders to be included in such registration; (ii) if such registration is a demand registration initiated by the Company on behalf of any Itau Stockholders pursuant to the Itau Registration Rights Agreement, the number of Registrable Securities and Other Shares that may be included shall be allocated (a) first, to such Itau Stockholders PRO RATA based upon their percentage ownership of the aggregate number of shares requested by such Itau Stockholders to be included in such registration, (b) second, to any Holders who timely exercised their piggy-back registration rights hereunder PRO RATA based upon such Holders' percentage ownership of the aggregate number of shares requested by such Holders to be included in such registration, (c) third, to all other holders of securities of the Company entitled to piggy-back rights who timely exercised such rights, PRO RATA based upon their percentage ownership of the aggregate number of shares requested by such other holders to be included in such registration, and (d) thereafter, to the Company for securities being sold for its own account; (iii) if such registration is a Demand Registration initiated by the Company on behalf of any Demand Holders pursuant to Section 3 hereof, the number of Registrable Securities and Other Shares that may be included shall be allocated (a) first, to such Demand Holders pro rata based upon their percentage ownership of the aggregate number of shares requested by such Demand Holders to be included in such registration, (b) second, to any Itau Stockholders and all other holders of securities of the Company who timely exercised their piggy-back registration rights, pro rata based upon such Itau Stockholders' and holders' percentage ownership of the aggregate number of shares requested by such Itau Stockholders and holders to be included in such registration, and (c) thereafter, to the Company for securities being sold for its own account; and (iv) if such registration is a demand registration initiated by the Company on behalf of any holder or holders of securities of the Company entitled to demand registration rights (other than on behalf of the Itau Stockholders pursuant to the Itau Registration Rights Agreement or on behalf of the Holders pursuant to Section 3 hereof), the number of Registrable Securities and Other Shares that may be included shall be allocated (a) first, to such demanding holder(s) PRO RATA based upon their percentage ownership of the aggregate number of shares requested by such demanding holders to be included in such registration, (b) second, to any Itau Stockholders and any Holders who timely exercised their piggy-back registration rights under the Itau Registration Rights Agreement and hereunder, respectively, PRO RATA based upon their percentage ownership of the aggregate number of shares requested by such Itau Stockholders and Holders to be included in such registration, (c) third, to all other holders of securities of the Company entitled to piggy-back rights who timely exercised such rights, PRO RATA based upon their percentage ownership of the aggregate number of shares requested by such other holders to be included in such registration, and (d) thereafter, to the Company for securities being sold for its own account. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights.

         Section 3. "DEMAND" REGISTRATIONS

         Section 3.1 Each Holder may, from time to time, make a written request (each a "DEMAND REQUEST") for registration under the Securities Act (a "DEMAND REGISTRATION") of all or part of the Registrable Securities held by such Holder (with respect to any Demand Request, a Holder making the initial demand for registration is herein referred to as the "INITIATING DEMAND HOLDER" and, together with any Other Demand Holders (as defined in Section 3.2), is herein referred to as the "DEMAND HOLDERS"); provided, however, that the Registrable Securities requested to be registered shall, on the date that the Demand Request is delivered, (i) constitute at least one percent (1%) of the shares of Common Stock outstanding, which shall include all shares of Common Stock issuable upon conversion or exchange of all then outstanding Preferred Stock, or (ii) have an aggregate minimum market value of at least $50,000,000 before calculation of underwriting discounts and commissions. Each Demand Request shall specify the number of Registrable Securities proposed to be sold by such Demand Holder.



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

         Section 3.2 Within 15 days after receipt of each Demand Request, the Company shall give written notice (the "DEMAND EXERCISE NOTICE") of such Demand Request to all Holders of Registrable Securities. The Company shall include in a Demand Registration (i) the Registrable Securities of the Initiating Demand Holder and (ii) the Registrable Securities of any other Holder (collectively, the "OTHER DEMAND HOLDERS") that shall have made a written request to the Company for inclusion thereof in such registration (which request shall specify the number of Registrable Securities proposed to be sold by such Other Demand Holder) within 30 days after the receipt of the Demand Exercise Notice. The Company shall use its best efforts to cause a Registration Statement covering such of the Registrable Securities as may be requested by any Demand Holders thereof to be filed with the Commission not later than 120 days after receipt of a Demand Request (the "DEMAND FILING DATE") and shall use all commercially reasonable efforts to cause the same to be declared effective by the Commission as promptly as practicable after such filing. Both the Demand Request and any request by an Other Demand Holder to join in such Demand Request pursuant to this Section 3.2 shall be considered a single Demand Request.

         Section 3.3 Notwithstanding any other provision set forth in this
Section 3, no Holder shall be entitled to deliver a Demand Request within 90 days after the effectiveness of any Registration Statement filed (i) by the Company pursuant to an Underwritten Offering by the Company or (ii) on behalf of any Demand Holder or any other Holder of demand registration rights with respect to the Common Stock.

         Section 3.4 The Company may defer the filing (but not the preparation) of a Registration Statement required by this Section 3 until a date not later than 120 days after the Demand Filing Date if:

                  (a) at the time the Company receives the Demand Request, there is (i) material non-public information regarding the Company which the Board reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including but not limited to the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose; or

                  (b) prior to receiving the Demand Request, the Board had determined to effect an Underwritten Offering and the Company had taken substantial steps and is proceeding with reasonable diligence to effect such offering.

A deferral of the filing of a Registration Statement pursuant to this Section
3.5 shall be lifted, and the requested Registration Statement shall be filed promptly, if, (x) in the case of a deferral pursuant to clause (a)(i), the material non-public information is made public by the Company, (y) in the case of a deferral pursuant to clause (a)(ii), the significant business opportunity is disclosed by the Company or is terminated, or (z) in the case of a deferral pursuant to clause (b), the proposed registration for the Company's account is abandoned. In order to defer the filing of a Registration Statement pursuant to this Section 3.5, the Company shall promptly (but in any event within 10 days),



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

upon determining to seek such deferral, deliver to each Demand Holder a certificate signed by an executive officer of the Company stating that the Company is deferring such filing pursuant to this Section 3.5 and an approximation of the anticipated delay. Within 20 days after receiving such certificate, the holders of a majority of the Registrable Securities held by the Demand Holders for which registration was previously requested may withdraw such Demand Request by giving written notice to the Company.

         Section 4. REGISTRATION PROCEDURES

         Whenever any Holder has requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration of such Registrable Securities and in furtherance thereof the Company shall:

                  (a) prepare and file with the Commission on any appropriate form under the Securities Act with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective;

                  (b)(i) prepare and file with the Commission such amendments, including post-effective amendments and supplements to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for a period of not less than 180 days (or (1) such lesser period as is necessary for the underwriters in an underwritten offering to sell unsold allotments or (2) such longer period as may be commercially reasonable if such Registration Statement is for a shelf registration conducted pursuant to the provisions of Rule 415 (or any similar provisions then in force) promulgated under the Securities Act); (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and, as so supplemented or amended, to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, as promptly as possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented;

                  (c) (i) furnish to the Holders of Registrable Securities to be sold, their counsel and any managing underwriters, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the review of such Holders, their counsel and such managing underwriters, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act;

                  (d) notify the Holders of Registrable Securities to be sold, their counsel and any managing underwriters as promptly as possible (and in the case of (i), below, not less than five (5) days prior to such filing) and confirm such notice in writing no later than one (1) Business Day following the day:

                           (i) when a Prospectus or any Prospectus supplement or
                  post-effective amendment to the Registration Statement is proposed to be filed;

                           (ii) when the Commission notifies the Company whether
                  there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement;

                           (iii) when the Registration Statement or any
                  post-effective amendment thereto has become effective;

                           (iv) of any request by the Commission or any other
                  Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information;

                           (v) of the issuance by the Commission of any stop
                  order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose;

                           (vi) when any of the representations and warranties
                  of the Company contained in any agreement (including any underwriting agreement) contemplated hereby shall cease to be true and correct in all material respects;

                           (vii) of the receipt by the Company of any
                  notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and

                           (viii) of the occurrence of any event that makes any
                  statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (e) use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

                  (f) if requested by any managing underwriter, if any Registrable Securities are to be sold in connection with an Underwritten Offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) thereafter make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable;

                  (g) furnish to each Holder of Registrable Securities to be sold, their counsel and any managing underwriters, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission;

                  (h) promptly deliver to each Holder of Registrable Securities to be sold, their counsel, and any underwriters, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and any underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto;

                  (i) prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders, any underwriters and their counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder or underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for at least 180 days (or such shorter period as the applicable Registration Statement shall be effective)and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject;

                  (j) cooperate with the selling Holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or Holders may request at least two Business Days prior to any sale of Registrable Securities;

                  (k) upon the occurrence of any event contemplated by Section 4(d)(viii) of this Agreement, as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file all other required documents so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (l) use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on the securities exchange, quotation system, market or over-the-counter bulletin board on which similar securities issued by the Company are then listed;

                  (m) enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including those reasonably requested by any managing underwriters in order to expedite or facilitate the disposition of such Registrable Securities, and those reasonably requested by the selling Holders whether or not an underwriting agreement is entered into) to:

                           (i) make such representations and warranties to such
                  selling Holders and such underwriters as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when requested;

                           (ii) in the case of an Underwritten Offering, obtain
                  and deliver copies thereof to the managing underwriters, if any, of opinions of counsel to the Company and updates thereof addressed to each such underwriter, in form, scope and substance reasonably satisfactory to any such managing underwriters and counsel to the selling Holders covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such counsel and underwriters;

                           (iii) immediately prior to the effectiveness of the
                  Registration Statement, and, in the case of an Underwritten Offering, at the time of delivery of any Registrable Securities sold pursuant thereto, obtain and deliver copies to the selling Holders and the managing underwriters, if any, of "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any Subsidiary (as defined in the Stockholders' Agreement) of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each selling Holder and each of the underwriters, if any, in form and substance as are customary in connection with Underwritten Offerings;

                           (iv) if an underwriting agreement is entered into,
                  the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters than those set forth in Section 8 of this Agreement (or such other provisions and procedures acceptable to the managing underwriters and such selling Holders); and

                           (v) deliver such documents and certificates as may be
                  reasonably requested by the selling Holders, their counsel and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to clause
                  (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

                  (n) make available for inspection by the selling Holders, any representative of such Holders, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such selling Holder or underwriters, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Holder, representative, underwriter, attorney or accountant in connection with the Registration Statement; provided, however, that any information that is determined in good faith by the Company to be of a confidential nature at the time of delivery of such information shall be kept confidential by such Persons, unless: (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities; (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law; (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person; or (iv) such information becomes available to such Person from a source other than the Company and such source is not known by such Person to be bound by a confidentiality agreement with the Company;

                  (o) comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earnings statements satisfying the provisions of
         Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158;

                  (p) require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such selling Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. If the Registration Statement refers to any such Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required; and

                  (q) not file a Registration Statement to which the Holder of a majority of the Registrable Securities covered thereby or its counsel or any managing underwriter shall reasonably object in writing within three (3) Business Days of their receipt thereof.

         Section 5. [RESERVED]

         Section 6. HOLDERS' COVENANTS

         Each Holder hereby covenants and agrees that:

                  (a) it will not sell any Registrable Securities under the Registration Statement until it has received notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective;

                  (b) it and its officers, directors or Affiliates (as defined in the Stockholders' Agreement), if any, will comply with the Prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to a Registration Statement;

                  (c) upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 4(d)(iv), (v),
         (vi), (vii) and (viii) of this Agreement, such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

         Section 7. REGISTRATION EXPENSES

         Except to the extent limited by the applicable state law, all fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not pursuant to an Underwritten Offering and whether or not any Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to any Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation (i) all registration and filing fees

(including, without limitation, fees and expenses (A) with respect to filings required to be made with any securities exchange or market on which Registrable Securities are required hereunder to be listed, and (B) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, determine)); (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any; (iii) messenger, telephone and delivery expenses; (iv) fees and disbursements of counsel for the Company; (v) Securities Act liability insurance, if the Company desires such insurance; (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement; and (vii) all of the internal expenses of the Company incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder (all such expenses being referred to herein as "REGISTRATION EXPENSES"); provided, however, that except as expressly set forth herein, in no event shall Registration Expenses include any underwriting discounts, commissions, or fees attributable to the sale of the Registrable Securities or any counsel, accountants or other Persons retained by the Holders incurred in connection with the consummation of the transactions contemplated by this Agreement.

         Section 8. INDEMNIFICATION AND CONTRIBUTION

         Section 8.1 INDEMNIFICATION BY THE COMPANY. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless AOLTW, AOL, Aspen, Atlantis, each Holder and any seller of any Registrable Securities covered by any Registration Statement which is or was a party hereto and the officers, directors, affiliates, partners, employees, agents, brokers, investment advisors and counsel of each of them and each underwriter of the Registrable Securities and their officers, directors, affiliates, partners and any broker or dealer through whom such shares may be sold and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act) such indemnified Person or any such underwriter (such indemnified Persons, the "INDEMNIFIED SELLING PERSONS"), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "LOSSES"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (in the case of any Prospectus or form of Prospectus or supplement thereto, in light of the circumstances under which they were made), except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Indemnified Selling Person furnished in writing to the Company by such Indemnified Selling Person expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Indemnified Selling Person or such Indemnified Selling Person's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Indemnified Selling Person expressly for use in any Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. The Company shall notify the Indemnified Selling Persons under this Section 8.1 promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity and reimbursement of costs and expenses shall survive the sale, transfer or other disposition of any Registrable Securities by any Indemnified Selling Person.

         Section 8.2 INDEMNIFICATION BY HOLDERS. Each Holder of Registrable Securities that are included in the securities as to which any registration under Section 2 or Section 3 is being effected shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of Prospectus, or arising solely out of or based solely upon any untrue statement or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained or omitted, as the case may be, in any information furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of Prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

         Section 8.3 CONDUCT OF INDEMNIFICATION PROCEEDINGS.

                  (a) If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PERSON"), such Indemnified Person promptly shall notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Person and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Person to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

                  (b) An Indemnified Person shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, provided, however, the fees and expenses of such counsel shall be at the expense of such Indemnified Person or Persons unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Person and the Indemnifying Party, and such Indemnified Person shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Person and the Indemnifying Party (in which case, if such Indemnified Person notifies the Indemnifying Party in writing that it elects to employ separate counsel at the reasonable expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the reasonable expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending Proceeding in respect of which any Indemnified Person is a party, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such Proceeding.

                  (c) All fees and expenses of the Indemnified Person (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Person, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Person is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Person to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Person is not entitled to indemnification hereunder).

         Section 8.4 CONTRIBUTION.

                  (a) If a claim for indemnification under Section 8.1 or 8.2 is unavailable to an Indemnified Person because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Person, shall contribute to the amount paid or payable by such Indemnified Person as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Person in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Person shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Person, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth herein, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this
         Section 8, no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (c) The indemnity and contribution agreements contained in this Section 8 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Persons.

         Section 8.5 RULE 144. The Company covenants that:

                  (a) it will file the reports required to be filed by the Company under the Securities Act and the Exchange Act, so as to enable the Holders to sell Registrable Securities pursuant to Rule 144 under the Securities Act;

                  (b) it shall cooperate with any Holder in connection with any sale, transfer or other disposition by such Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act;

                  (c) it will take such action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell its Common Stock without registration under the

         Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions; and

                  (d) upon the request of any Holder, it shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

         Section 9. TERM OF REGISTRATION RIGHTS.

         The rights of Holders with respect to the registration rights granted pursuant to this Agreement shall remain in effect, subject to the terms hereof, so long as there are Registrable Securities (excluding, for the avoidance of doubt, rights granted pursuant to Section 8) or securities which are directly or indirectly convertible or exchangeable for Registrable Securities issued and outstanding.

         Section 10. MISCELLANEOUS.

         Section 10.1 ENTIRE AGREEMENT; AMENDMENTS. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

         Section 10.2 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided pursuant to this Agreement shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered on a Business Day after normal business hours where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The address for the Company shall be: America Online Latin America, Inc., 6600
N. Andrews Avenue, Suite 500, Fort Lauderdale, FL 33309, USA; Attention: Chief Executive Officer; fax: (954) 772-7089. The addresses for each Holder shall be maintained by the Company. Copies of all notices shall be sent to America Online Latin America, Inc., 6600 N. Andrews Avenue, Suite 500, Fort Lauderdale, FL 33309, USA; Attention: General Counsel; fax: (954) 233-1805, or such other address as may be designated in writing hereafter, in the same manner, by such Person. The address for the AOLTW Subsidiaries shall be as set forth on the SCHEDULE OF AOLTW SUBSIDIARIES for each of the AOLTW Subsidiaries.

         Section 10.3 REMEDIES. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

         Section 10.4 NO INCONSISTENT AGREEMENTS. Neither the Company nor any of its Subsidiaries has, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any of its Subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

         Section 10.5 AMENDMENTS AND WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Holders; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. Notwithstanding the foregoing, no such amendment shall be effective to the extent that it applies to less than all of the Holders. The Company shall not offer or pay any consideration to a Holder for consenting to such an amendment or waiver unless the same consideration is offered to each Holder and the same consideration is paid to each Holder which consents to such amendment or waiver.

         Section 10.6 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder together with the Registrable Securities, or the securities into or for which such Registrable Securities are convertible, exchangeable or exercisable, to which such rights relate if: (a) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement,
(e) such transfer shall have been made in accordance with the applicable requirements of any agreement applicable to the transfer of such shares, including, without limitation, the Stockholders' Agreement and (f) in the case of an assignee of AOLTW that is an AOLTW Subsidiary, such AOLTW Subsidiary has executed and delivered to the Company an AOLTW Subsidiary Counterpart Signature Page. The rights to assignment shall apply to the Holders' (and to subsequent) successors and assigns.

         Section 10.7 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         Section 10.8 CUMULATIVE REMEDIES. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         Section 10.9 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         Section 10.10 GOVERNING LAW. This Agreement, and the rights and liabilities of the parties hereunder, shall be governed by the substantive laws of the State of Delaware, USA without giving effect to its rules relating to conflict of laws. Each party hereto irrevocably consents to the exclusive jurisdiction of the state and federal courts located in the State of Delaware for all disputes arising under or related to this Agreement, which are subject to litigation hereunder, and to service of process in any jurisdiction in any such action by means of notice delivered pursuant to Section 10.2 hereof; provided, however to permit a party either to enforce a judgment or to seek injunctive relief, each party also irrevocably consents to the jurisdiction of the courts in the place where such judgment enforcement or injunctive relief is sought. Each party waives any objection it otherwise may have to the personal jurisdiction and venue of the courts designated in this Section 10.10. Notwithstanding the foregoing, for so long as a party is an entity organized under the laws of the State of Delaware, injunctive relief may be sought against that party only in the State of Delaware.

         Section 10.11 COUNTERPARTS; FACSIMILES. This Agreement may be executed and delivered in one or more counterparts (including, in the case of any AOLTW Subsidiary, the AOLTW Subsidiary Counterpart Signature Page), each of which shall be deemed to be an original, and all of which when taken together shall constitute one and the same instrument, and shall become effective when copies hereof, bearing the signatures of each of the parties shall have been received by the Company, AOLTW, AOL and ODC. Facsimile signatures to this Agreement shall be effective if promptly followed by the original signed Agreement.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                          AMERICA ONLINE LATIN AMERICA, INC.


                          By:   /s/ DAVID A. BRUSCINO
                                -----------------------------------------------
                                Name: David A. Bruscino
                                Title: Vice President

                          AMERICA ONLINE, INC.


                          By:   /s/ JOSEPH A. RIPP
                                -----------------------------------------------
                                Name: Joseph A. Ripp
                                Title: Chief Financial Officer

                          AOL TIME WARNER INC.


                          By:   /s/ RAYMOND G. MURPHY
                                -----------------------------------------------
                                Name: Raymond G. Murphy
                                Title:  Vice President

                          ASPEN INVESTMENTS LLC


                          By:   /s/ JOAN BURTON JENSEN
                                -----------------------------------------------
                                Name: Joan Burton Jensen
                                Title:


                          ATLANTIS INVESTMENTS LLC


                          By:   /s/ JOAN BURTON JENSEN
                                -----------------------------------------------
                                Name: Joan Burton Jensen
                                Title:

                     ASSIGNEE COUNTERPART SIGNATURE PAGE TO
            SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         By execution and delivery of this signature page, the undersigned hereby agrees to become a Holder as defined in that certain SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") dated as of the 8th day of March, 2002 by and among America Online Latin America, Inc., a Delaware corporation (the "COMPANY"), America Online, Inc., a Delaware corporation ("AOL"), AOL Time Warner Inc., a Delaware corporation, ("AOLTW"), Aspen Investments LLC, a Delaware limited liability company ("ASPEN"), Atlantis Investments LLC, a Delaware limited liability company ("ATLANTIS", and together with Aspen, "ODC") and each of the AOLTW Subsidiaries listed on the SCHEDULE OF AOLTW SUBSIDIARIES thereto and hereby agrees to all of the provisions of the Agreement and to join in and be bound by the terms and conditions of the Agreement and, for so long as the undersigned meets the definition of "Holder" set forth in the Agreement, shall be deemed a "Holder" thereunder, entitled to the benefits and rights, and subject to the duties and obligations, of Holders thereunder. The undersigned authorizes this signature page to be attached to the Agreement or counterpart thereof executed by the Company and the other Holders and further agrees to be identified as a Holder on the SCHEDULE OF AOLTW SUBSIDIARIES to the Agreement. Capitalized terms not defined herein shall have the meanings set forth in the Agreement.

         This signature page may be executed in two counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

Date:
     ------------------------------------------

AOLTW SUBSIDIARY

By:
   --------------------------------------------
Name:
Title:


Mailing Address:

              --------------------------------

              --------------------------------

Business Telephone:
                   ---------------------------

Telecopier:
           -----------------------------------

THE COMPANY:

America Online Latin America, Inc.


By:
   --------------------------------------------
         Name:
         Title:

                         SCHEDULE OF AOLTW SUBSIDIARIES

AOLTW SUBSIDIARY                                                       ADDRESS